 Technical Engineering AND STAFFING SERVICES Platform For THE POWER AND PROCESS Industries  INVESTOR PRESENTATIONNASDAQ: GVP

 FORWARD LOOKING STATEMENTSand non-gaap financial measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). We define Adjusted EBITDA as EBITDA plus adjustments for consulting support for finance restructuring, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, acquisition-related expense, and customer bankruptcy related expense. We define adjusted net income as net income plus adjustments for consulting support for finance restructuring, stock-based compensation expense, restructuring charges, gain/loss from the changes in fair value of contingent consideration, acquisition-related expense, Westinghouse bankruptcy related expense, tax reform impact, and release of valuation allowance. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.With respect to Adjusted EBITDA on a forward-looking basis and as a combined company, a reconciliation of the difference between this non-GAAP expectation and the corresponding GAAP measure (expected net income) is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, and certain anticipated cost synergies, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.Unless otherwise indicated, all results of operations and the financial condition of the Company are as of March 31, 2018 and all market data set forth in this presentation is as of June 13, 2018. We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.  2

WHO IS **GSE SYSTEMS**?

- We provide **technical engineering** and **highly-skilled personnel** to the global power and process industries

  Performance Improvement Segment

  - We are a market leader in simulation and engineering programs for the nuclear/fossil power industry
  - We provide computer-based tutorials and simulators to the process industry

  Nuclear Training & Consulting Segment

  - We staff nuclear power plants with specialized personnel, primarily in white-collar training and operating roles

- Our solutions **enhance employee and plant performance**, **reduce risk**, **increase revenue** and **lower costs** for clients

Ticker | Exchange	GVP | Nasdaq
Headquarters	Maryland
Number of Employees	~500
Recent price (6/13/18)	$3.10
Shares outstanding	~20M
Market cap (6/13/18)	~$62M
Total cash[1] (5/11/18)	~$12M
Total debt[1] (5/11/18)	~$10M
Enterprise value[1,2]	~$60M
Revenue[1] (LTM)	~$100M
EV / Revenue[1,2]	~0.6x

[1] Pro forma True North Consulting acquisition on May 11, 2018 and for the Absolute Consulting acquisition on September 20, 2017

[2] Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation.

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 3

 Financial AND Operating Highlights1,2  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)1  +24% CAGR  +20% CAGR  Adjusted EBITDA (in $M)1  1 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix 2 Absolute Consulting contributed to GSE’s financial results during the last ten days of 3Q 2017 and during 4Q 2017; otherwise the performance of Absolute and True North Consulting are not included  +$10M Improvement  +$0.44 Improvement   4

VISION 2020: ACQUISITION DRIVEN GOALS

	2020 Target
Revenue	~$200-300M
Gross margin	~25%
R&D (% sales)	~2%
SG&A (% sales)	~13-16%
Adj. EBITDA[1]	~$20-30M

Capital Needs: ~$60-100M to create ~$20-30M in EBITDA; majority of capital from debt financing, internal cash generation and cash on hand.

[1] Adjusted EBITDA is a non-GAAP financial measure

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 5

 EV/SALES (TTM)1  2-3x  ~1.0x  >5x          EV/EBITDA (TTM)1,2  10-12x  10-12x  >15x          Attractive Valuation relative to PEERS  6      PEERS:  Performance Improvement  Nuclear Training & Consulting  Software  1 Normalized average historical trading multiples for peers2 EBITDA is a non-GAAP financial measure

 Pro-Forma Revenue – ~$100M (LTM)1      Performance Improvement  Nuclear Training & Consulting  By Segment  By Industry      Nuclear  Fossil      North America  Europe  By Geography      Utilities  Other        By End-User    Asia    Non-Power / Process  1 Pro forma for the Absolute Consulting acquisition on September 20, 2017 and the True North Consulting acquisition on May 11, 2018; LTM as of March 31, 2018  7

BUSINESS MODEL – HOW WE MAKE MONEY

	Performance Improvement	Nuclear Training & Consulting	Software[1]
% of Revenue:	~50%	~50%	<5%
Gross Margin:	30-40+%	12-15%	80-90%
Primarily Selling:	Engineering Modeling Services	Technical / High-Value Staffing	Software
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription
Accounting:	Percent complete	As service is performed billing occurs	License upon delivery, ratable recognition over life of MX agreement

[1] Software is a component of GSE's Performance Improvement segment

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 8

INVESTMENT HIGHLIGHTS

Aligned, Proven Leadership	▪ Leadership with an "owner/operator" mentality; aligned with shareholders (PRSUs) ▪ Track record of building companies through successful M&A transactions ▪ Experience and skill-set to deliver operational improvements
Compelling, Scalable Acquisition Platform	▪ Revitalized underlying core business and strong organic growth ▪ Powerful acquisition platform in place to consolidate a fragmented industry
Highly Specialized Platform	▪ Expertise from 40+ years of serving clients in the power and process sectors ▪ Proven and differentiated technology for simulation and training solutions ▪ Difficult-to-replicate technology and base of talented, specialized employees
Blue Chip Client Base	▪ 40+ years serving a high-barrier-to-entry market ▪ Strong, enduring relationships with blue chip power and process companies
Large Addressable Markets	▪ Landscape targeted for roll-up includes markets with combined size of $4+ billion ▪ Favorable industry drivers: recognition of nuclear as a critical source of resilient baseload energy; aging workforce crisis; rising demand for carbon-free electricity
Strong Financial Position	▪ Cash and equivalents of ~$12M (as of 5/11/18) ▪ $10M long-term debt (as of 5/11/18)

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 9

GSE SENIOR **LEADERSHIP**


August 2015

Kyle Loudermilk – President & CEO

- 20+ years of executive experience at publicly-listed MicroStrategy and AspenTech, and PE-backed Datatel/Ellucian (Thoma Bravo and Hellman & Freidman)
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University
- Harvard University General Management Program


August 2015

Chris Sorrells – COO

- 20+ years of experience creating growth strategies for companies at the intersection of power/energy/technology
- 12+ years investing experience as private equity professional; highly experienced utilizing M&A to grow platforms
- Salomon Smith Barney, Banc of America Securities, NGP Energy Technology Partners
- BA – Washington & Lee University; M.Acc. – USC; MBA – College of William & Mary


July 2016

Emmett Pepe – CFO, CPA

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunications industries
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University


December 2015

Bahram Meyssami – CTO

- 25 years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, Ph.D Chemical Engineering – University of Maryland


November 2014

Paul Abbott – President, Nuclear Industry Training and Consulting Division

- 33 years of experience in nuclear training, consulting and operations
- Principal of Hyperspring since 2007; former senior reactor operator at two different U.S. nuclear facilities
- Previously served in the U.S. Navy
- BS, Nuclear Engineering Technology – Excelsior College

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 10

MANAGEMENT INCENTIVES ALIGNED WITH SHAREHOLDERS' INTERESTS

- **Executive officers and directors own ~1.2 million shares** or ~6.5% of the Company based on 19.6 million shares outstanding
- Majority of **equity compensation** received by executives and key employees is structured in **performance-restricted stock units ("PRSUs")** with the following vesting thresholds:


GSE 30-Day VWAP Threshold¹
$2.50
$3.25
$4.25
$6.00
$3.10
GSE share price - 6/13/2018
$1.35
GSE share price - 8/24/2015
~30%
~22%
~22%
~26%
= Vested
= Unvested
% of total PRSUs that vest

[1]VWAP = volume weighted average price of GSE common stock

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 11

STRATEGY TO UTILIZE GSE AS AN **ACQUISITION PLATFORM**

Core focus: understand the vendor ecosystems in our target markets – look for **asymmetrical risk/reward** acquisitions

	Performance Improvement Targets	Nuclear Training & Consulting Targets	Software Targets	Value Added Components / Services Targets
Typical Rev. Range:	$10-50M	$10-80M	$5-15M	$10-60M
Gross Margin:	30-40%	12-15%	75-85%	30-40%
# of Opportunities:	70+	100+	30+	30+
Business Model:	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription	Sale of parts and equipment; time and materials for services

GSE SYSTEMS, INC. INVESTOR PRESENTATION // **12**

LANDSCAPE TARGETED FOR ROLL-UP: **MARKETS** OF **SIGNIFICANT SIZE**


Performance Improvement Targets
Nuclear Training & Consulting Targets
Software Targets
Value Added Components / Services Targets
$1 Billion +
$1.2 Billion +
$700 Million +
$1 Billion +
Global Market[1]
US Market[1,2]
Global Market[1]
Global Market[1]

[1] Source: Company estimates based on various publicly available resources and proprietary research
[2] Only includes white collar labor

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 13

VALUE-CREATING DEALS VALIDATE GSE'S ACQUISITION PLATFORM

	Hyperspring (A GSE Systems Company)	Absolute Consulting (A GSE Systems Company)	True North Consulting (A GSE Systems Company)
Date Acquired:	November 2014	September 2017	May 2018
GSE Business Segment	Nuclear Training & Consulting	Nuclear Training & Consulting	Performance Improvement
How Deal Financed	Cash on Hand + Earnout	Cash on Hand	Term Loan
Purchase Price	$3M at Close	$8.75M	$9.75M
Revenue (TTM)[1]	~$17M	~$40M	~$11M
Adj. EBITDA (TTM)[1, 2]	~$1.6M	~$2M	~$2.3M
Revenue multiple (TTM)[1]	~0.2x + Earnout	~0.2x	~0.9x
Adj. EBITDA multiple (TTM)[1]	~2.0x + Earnout	~4.4x	~4.2x

[1] At time of acquisition
[2] Adjusted EBITDA is a non-GAAP financial measure and includes identified synergies at deal close

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 14

HIGHLY EDUCATED, SPECIALIZED
EMPLOYEE BASE (~500)[1]

Employees By Technical Focus


43%
57%

- Performance Improvement
- Nuclear Training & Consulting

Employees By Industry/Function


1%
10%
89%

- Nuclear/Fossil
- Non-Power / Process
- Corporate

[1] Pro forma for the Absolute Consulting acquisition on September 20, 2017 and the True North Consulting acquisition on May 11, 2018

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 15

 Representative Blue chip customers   x  16  The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

WHAT IS **DRIVING MARKET DEMAND**?

- Growing awareness of the **value** and **resiliency factor** of nuclear power as a source of **baseload** carbon-free energy
- Widening skills gap and **aging workforce**—a significant issue in the US power industry
- Increasing **demand for carbon-free electricity**, such as nuclear power
- **Japan's restart** of nuclear reactors post-Fukushima
- Initiatives such as "**Delivering the Nuclear Promise**"

*"Nuclear energy is America's top source of carbon-free electricity and **avoids more than 1/2 billion tons of carbon emissions** each year."*[1]



*"**39%** of the nuclear workforce will be eligible for retirement by 2018, which means the industry must hire **20,000** new workers over the next four years to replace those retiring workers."*[2]



[1]source: NEI, September 2015
[2]source: NEI estimates per Power Engineering magazine, February 2015

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 17

ROBUST NUCLEAR INDUSTRY BENEFITS GSE

TODAY

Global nuclear reactor installed base[1]: **449**

Operable Nuclear Reactors – Top 10 Countries



USA 99
France 58
Japan 42
China 37
Russia 35
S. Korea 25
India 22
Canada 19
UK 15
Ukraine 15
Others 82

NEAR TERM

Nuclear reactors under construction[2]: **58**

Nuclear Units Under Construction by Country



China 20
Russia 7
India 5
UAE 4
South Korea 3
Pakistan 3
USA 2
Slovakia 2
Ukraine 2
Taiwan 2
Japan 2
Belarus 2
Others 4

LONGER TERM

New nuclear capacity needed by 2050 to meet Harmony vision[3]: **1000 GW**

Projected New Capacity (GW per Year) Required to Meet Harmony Targets[3]



1984 31
2014 5
2015 10
2016 10
2016-20 10
2021-25 25
2026-50 33

GSE's opportunity:

Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training

New simulator sales
+
Incremental fees for maintenance, re-hosting, retuning, model upgrades

New simulator sales
+
Incremental fees for maintenance, re-hosting, retuning, model upgrades

[1]source: NEI, May 2017 (China excludes Taiwan); [2]source: NEI, November 2016 (excludes V.C. Summer 2,3); [3]source: World Nuclear Association, August 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 18

 Investment CONCLUSIONS  19  GSE is a technical engineering and staffing services company focused on the power and process industries  Proven simulation and training technology with a highly-specialized employee base  Large addressable markets supported by favorable industry drivers  Enduring relationships with blue-chip clients developed over 40+ years  Strong financial position, including ~$12M cash and $10M long term debt  Strong leadership team aligned with shareholders, driving a new growth plan   Powerful, scalable acquisition platform in place to enhance growth and build shareholder value

 20  Technical Engineering AND STAFFING SERVICES Platform For THE POWER AND PROCESS Industries  Q&A

 21  APPENDIX

GSE SYSTEMS FINANCIAL HISTORY[1]

Financial Summary[1]	Fiscal Year Ended				3 Months Ended	
(in $ millions, except shares amounts)	2014	2015	2016	2017	Mar. 31, 2017	Mar. 31, 2018
Revenue	37.5	56.8	53.1	70.9	16.3	22.9
Gross Profit	10.8	12.9	16.3	18.5	4.1	4.9
Gross margin	*29%*	*23%*	*31%*	*26%*	*25%*	*21%*
Operating (loss) income	(7.5)	(4.1)	1.6	0.2	(0.1)	(1.1)
Operating margin	*(20%)*	*(7%)*	*3%*	*0%*	*0%*	*(5%)*
Net (loss) income	(7.3)	(4.7)	1.4	5.4	(0.3)	(1.5)
Diluted EPS	($0.41)	($0.26)	$0.08	$0.27	($0.01)	($0.08)
Diluted shares	17,887,859	17,892,891	18,512,266	19,605,427	19,094,382	19,514,385
EBITDA[2]	(6.3)	(3.0)	2.8	1.5	0.0	(0.9)
Adjusted EBITDA[2]	(4.3)	1.8	5.0	5.7	1.1	0.8
Adjusted net (loss) income[2]	(5.3)	0.1	3.7	2.7	0.8	0.2
Adjusted EPS - diluted[2]	($0.30)	$0.00	$0.20	$0.14	$0.04	$0.01

Balance Sheet (in $ millions)	Mar. 31, 2018
Cash and cash equivalents	11.8
Current assets	33.8
Total assets	53.1
Current liabilities	22.2
Long-term debt	-
Total stockholders' equity	29.4

In prior years, the Company recognized revenue on multiple element arrangements which included sales of its EnVision software product as delivery occurred on each element except post contract support ("PCS"). PCS revenue was recognized ratably over the PCS term. During the fourth quarter of 2015, management determined that that Company had not established vendor specific objective evidence ("VSOE") of the fair value for any of the elements in multiple element transactions including sales of its EnVision software licenses. Accordingly, the consolidated financial statements have been revised to recognize all revenue on multiple element transactions including EnVision software license sales ratably over the PCS terms on these transactions since VSOE did not exist for any of the non-software elements in these multiple element transactions. The revision to revenue resulted in a decrease to revenue and an increase in operating loss of $587,000 for the year ended December 31, 2014. The revision also had the effect of increasing billings in excess by $1.2 million, decreasing unbilled receivables by $62,000, increasing prepaid expenses and other current assets by $291,000 and increasing the accumulated deficit by $415,000 at December 31, 2014 as a result of the cumulative adjustment for prior periods.

[1] Excludes True North for all periods and excludes Absolute Consulting prior to September 20, 2017

[2] Non-GAAP financial measure; see GAAP to non-GAAP reconciliation on following pages

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 22

GSE SYSTEMS EBITDA AND ADJUSTED EBITDA RECONCILIATION (IN $ THOUSANDS)[1]

EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:

Adjusted EBITDA Summary	**Fiscal Year Ended**				**3 Months Ended**	
(in $ thousands)	2014	2015	2016	2017	Mar. 31, 2017	Mar. 31, 2018
Net (loss) income	(7,329)	(4,705)	1,422	5,384	(266)	(1,496)
Interest income, net	(143)	(88)	(85)	(80)	(27)	(22)
Provision for income taxes	166	471	350	(4,980)	73	259
Depreciation and amortization	990	1,328	1,080	1,146	257	371
EBITDA	(6,316)	(2,994)	2,767	1,470	37	(888)
Gain/loss from the change in fair value of contingent consideration	229	849	(207)	446	254	-
Write-down of capitalized software development costs	-	1,538	-	-	-	-
Restructuring Charges	1,264	1,791	490	778	45	917
Stock-based compensation expense	712	541	1,550	2,472	596	627
Gain/loss on derivative instruments, net	(209)	40	18	(99)	160	156
Consulting support for finance restructuring	-	-	394	-	-	-
Westinghouse bankruptcy related expense	-	-	-	122	-	-
Acquisition-related expense	-	-	-	473	-	-
Adjusted EBITDA	(4,320)	1,765	5,012	5,662	1,092	812

[1] Excludes True North for all periods and excludes Absolute Consulting prior to September 20, 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 23

ADJUSTED NET INCOME AND ADJUSTED EPS RECONCILIATION (IN $ THOUSANDS, EXCEPT SHARE AMOUNTS)[1]

Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non-GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non-GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non-GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

Adjusted Net Income (Loss) Summary	**Fiscal Year Ended**				**3 Months Ended**	
(in $ thousands, except shares amounts)	2014	2015	2016	2017	Mar. 31, 2017	Mar. 31, 2018
Net (loss) income	(7,329)	(4,705)	1,422	5,384	(266)	(1,496)
Gain/loss from the change in fair value of contingent consideration	229	849	(207)	446	254	-
Write-down of capitalized software development costs	-	1,538	-	-	-	-
Restructuring charges	1,264	1,791	490	778	45	917
Stock-based compensation expense	712	541	1,550	2,472	596	627
Gain/loss on derivative instruments, net	(209)	40	18	(99)	160	156
Consulting support for finance restructuring	-	-	394	-	-	-
Westinghouse bankruptcy related expense	-	-	-	122	-	-
Acquisition-related expense	-	-	-	473	-	-
Tax reform impact	-	-	-	2,497	-	-
Release of valuation allowance	-	-	-	(9,382)	-	-
Adjusted net income (loss)	(5,333)	54	3,667	2,691	789	204
Earnings (loss) per share - diluted	(0.41)	(0.26)	0.08	0.27	(0.01)	(0.08)
Adjusted earnings (loss) per share - diluted	(0.30)	0.00	0.20	0.14	0.04	0.01
Weighted average shares outstanding - diluted	17,887,859	17,892,891	18,512,266	19,605,427	19,094,382	19,514,385

[1] Excludes True North for all periods and excludes Absolute Consulting prior to September 20, 2017

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 24

CONTACTS

Kyle Loudermilk, CEO
(410) 970-7800
kyle.loudermilk@gses.com

Chris Sorrells, COO
(410) 970-7802
chris.sorrells@gses.com

Kalle Ahl, CFA
(212) 836-9614
kahl@equityny.com

Devin Sullivan
(212) 836-9608
dsullivan@equityny.com

GSE SYSTEMS, INC. INVESTOR PRESENTATION // 25